Note 10 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
NOTE
10                  COMMITTMENTS AND
CONTINGENCIES

Operating Lease with Related Party

The Company paid its sole employee and officer, a related party, serving as the interim president and chief operating officer of PTI U.S.A. and a director and president and chief operating officer of PTI Canada (the “Officer/Related Party”), rent on the property which the Company is renting. The Company occupies roughly 1/3 of the total rented area and pays rent in an amount approximately to 1/3 of the monthly rent on the property. As of December 31, 2015, the monthly rent is $430 per month.
As of January 1, 2016 under the new employment agreement, we are no longer contractually obligated to pay this rent.

Employment Agreement

The Company had an employment agreement with its sole employee the Officer/Related Party which expired on December 31, 2015. The employment agreement indicated a salary of $6,489 per month plus a bonus, other healthcare benefits and was granted stock options during the year ended December 31, 2015, the Officer/Related Party has been granted 75,000 stock options, valued at $64,223 using the Black Scholes calculation of which $53,519 was expensed in 2015.

Consulting Agreement

PTI Canada entered into a consulting agreement with a stockholder of the Company, (the “Consultant”) which expired on December 31, 2015 pursuant to which the Consultant is responsible for overseeing i) design and development of enzyme-linked immunosorbent assay “(ELISA”), assays for measuring TCAP, ii) evaluation of TCAP exposure biomarker assay, iii) development of pipeline peptides, and iv) development of clinically compatible formulations for TCAP, as well as all of the bench research and development of formulation and extraction methods. As of December 31, 2015, the Consultant has been granted 100,000 stock options which are fully vested, except for 4,167 stock options, at an exercise price of $1.00 exercisable over 10 year periods which ends either on March 30, 2021 or on March 1, 2024. The stock options were valued at $42,816 using the Black Scholes calculation of which $35,680 was expensed in 2015. The Consultant is paid approximately CA$1,000 per month. Either party may terminate the agreement (a) immediately at any time upon written notice to the other party in the event of a breach of the agreement by the other party which cannot be cured (
i.e.
breach of the confidentiality obligations) and or (b) at any time without cause upon not less than fifteen (15) days’ prior written notice to the other party. Upon expiration or termination, neither the Company nor Consultant will have any further obligations under the consulting agreement.

The Company paid the Consultant $10,861 and $11,650 for research and development projects during the years ended December 31, 2015 and 2014, respectively.

Legal Proceedings

From time to time we may be named in claims arising in the ordinary course of business. Currently, no legal proceedings, government actions, administrative actions, investigations or claims are pending against us or involve us that, in the opinion of our management, could reasonably be expected to have a material adverse effect on our business and financial condition.